FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS
Classification and Fair Value of Financial Instruments
The classification of financial instruments, as well as their carrying amounts, are as follows for the years ended:

	Amortized cost	Fair value through earnings	Derivatives used for hedging (fair value through OCI)
	$	$	$
December 31, 2018
Financial assets
Cash	18,651	—	—
Trade receivables	129,285	—	—
Supplier rebates and other receivables	4,823	—	—
Interest rate swap agreements - hedge accounting applied	—	—	2,266
Interest rate swap agreements - not used for hedge accounting	—	339	—
Total financial assets	152,759	339	2,266
Financial liabilities
Accounts payable and accrued liabilities (1)	135,644	—	—
Borrowings (2)	494,273	—	—
Non-controlling interest put options	—	10,499	—
Amounts due to former shareholders of Polyair	1,653	—	—
Total financial liabilities	631,570	10,499	—

December 31, 2017
Financial assets
Cash	9,093	—	—
Trade receivables	106,634	—	—
Supplier rebates and other receivables	2,442	—	—
Interest rate swap agreements - hedge accounting applied	—	—	2,139
Total financial assets	118,169	—	2,139
Financial liabilities
Accounts payable and accrued liabilities (1)	85,982	—	—
Borrowings (2)	270,646	—	—
Call option redemption liability	12,725	—	—
Total financial liabilities	369,353	—	—

(1)	Excludes employee benefits

(2)	Excludes finance lease liabilities

Total interest expense (calculated using the effective interest method) for financial assets or financial liabilities that are not at fair value through profit or loss are as follows for each of the years in the three-year period ended December 31, 2018:

	2018	2017	2016
	$	$	$
Interest expense calculated using the effective interest rate method	19,020	8,186	3,965

Hierarchy of financial instruments
The Company categorizes its financial instruments into a three-level fair value measurement hierarchy as follows:
Level 1: The fair value is determined directly by reference to unadjusted quoted prices in active markets for identical assets and liabilities.
Level 2: The fair value is estimated using a valuation technique based on observable market data, either directly or indirectly.
Level 3: The fair value is estimated using a valuation technique based on unobservable data.
The Company ensures, to the extent possible, that its valuation techniques and assumptions incorporate all factors that market participants would consider in setting a price and are consistent with accepted economic methods for pricing financial instruments. There were no transfers between Level 1 and Level 2 in 2018 or 2017.
The carrying amounts of the following financial assets and liabilities are considered a reasonable approximation of fair value given their short maturity periods:

•	cash

•	trade receivables

•	supplier rebates and other receivables

•	accounts payable and accrued liabilities

•	call option redemption liability

•	amounts due to former shareholders of Polyair
Borrowings
The fair value of the Company's Senior Unsecured Notes is based on the trading levels and bid/offer prices observed by a market participant. As of December 31, 2018, the Senior Unsecured Notes had a carrying value, including unamortized debt issuance cost, of $245.3 million and a fair value of $248.7 million.
The company's borrowings, other than the Senior Unsecured Notes, consist primarily of variable rate debt. The corresponding fair values are estimated using observable market interest rates of similar variable rate loans with similar risk and credit standing. Accordingly, the carrying amounts are considered to be a reasonable approximation of the fair values. Refer to Note 13 for additional information on borrowings.
As of December 31, 2018, and 2017, the Company categorizes its borrowings as Level 2 on the three-level fair value hierarchy.
Interest Rate Swaps
The Company measures the fair value of its interest rate swap agreements using discounted cash flows. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of a reporting period) and contract interest rates, discounted as a rate that reflects the credit risk of various counterparties.
As of December 31, 2018, and 2017, the Company categorizes its interest rate swaps as Level 2 on the three-level fair value hierarchy.
Call option redemption liability
On July 4, 2017, the Company and the non-controlling shareholders of Powerband executed a binding term sheet that confirmed that the Company’s call option on all of the shares owned by the non-controlling shareholders of Powerband had been triggered and substantially reaffirmed the exit terms of the shareholders’ agreement executed between the parties on September 2, 2016. Execution of this agreement resulted in the recognition of $12.7 million in present obligations recorded in call option redemption liability, and a corresponding reduction of equity on the consolidated balance sheet as of December 31, 2017. Execution of this agreement also resulted in a $1.8 million reduction in the previously-recorded liability relating to the non-controlling interest put options with an offsetting benefit in earnings recorded in finance costs in other expense (income), net, followed immediately by the full derecognition of $8.8 million in remaining liability as a result of the extinguishment of obligations relating to these put options.
On November 16, 2018, the Company closed on the previously exercised call option to acquire the outstanding 26% interest in Powerband for $9.9 million, which resulted in the full derecognition of the previously recorded call option redemption liability of $12.7 million on the consolidated balance sheet as of December 31, 2017. Upon derecognition of the call option redemption liability, and to account for the difference between the agreed-upon share purchase price of $9.9 million and the recorded liability of $12.7 million, a $1.4 million increase in equity was recorded on the consolidated balance sheet as of December 31, 2018 and a $1.4 million foreign exchange gain was recorded in consolidated earnings in finance costs in other expense (income), net.
Non-controlling interest put options
As it relates to Powerband, there were no liabilities relating to the non-controlling interest put options recorded on the consolidated balance sheet as of December 31, 2018 and 2017, due to their derecognition as discussed above.
In connection with the acquisition of Airtrax, as discussed in Note 17, the Company, through its Capstone subsidiary, is party to a shareholders’ agreement that contains put options, which provide each of the non-controlling interest shareholders with the right to require the Company to purchase their retained interest at a variable purchase price following a five-year lock-in period. The agreed-upon purchase price is equal to the fair market valuation as determined through a future negotiation or, as needed, a valuation to be performed by an independent and qualified expert at the time of exercise. Finalization of the acquisition resulted in the initial recognition of $10.9 million in present obligations recorded in non-controlling interest put options, and a corresponding reduction of equity on the consolidated balance sheet. During the year ended December 31, 2018, the obligation was remeasured due to changes in exchange rates since the acquisition resulting in a $0.4 million reduction in the liability and a corresponding gain recorded in finance costs in other expense (income), net. As of December 31, 2018, the amount recorded on the consolidated balance sheet for this obligation is $10.5 million.
As it relates to Capstone, the Company categorizes its non-controlling interest put options as Level 3 of the fair value hierarchy. The Company measures the fair value of its non-controlling interest put options by estimating the present value of future net cash inflows from earnings associated with the proportionate shares that are subject to sale to the Company pursuant to an exercise event. This estimation is intended to approximate the redemption value of the options as indicated in the shareholders’ agreement. The calculation was made using significant unobservable inputs including estimations of undiscounted future annual cash inflows ranging between $1.0 million and $2.0 million, and a discount rate of 14.6%, which the Company believed to be commensurate with the risks inherent in the ownership interest as of December 31, 2018. The fair value of the liability is sensitive to changes in projected earnings and thereby, future cash inflows, and the discount rate applied to those future cash inflows, which could have resulted in a higher or lower fair value measurement.
A reconciliation of the carrying amount of financial instruments classified within Level 3 follows for the years ended:

Non-controlling interest put options
$
Balance as of December 31, 2016	10,020
Valuation adjustment made to Powerband non-controlling interest put options	(1,845)
Extinguishment of Powerband non-controlling interest put options	(8,810)
Net foreign exchange differences	635
Balance as of December 31, 2017	—
Non-controlling interest put options resulting from the Airtrax Acquisition	10,888
Net foreign exchange differences	(389)
Balance as of December 31, 2018	10,499

Refer to Note 17 for more information regarding business acquisitions.
Exchange Risk
The Company’s consolidated financial statements are expressed in US dollars while a portion of its business is conducted in other currencies. Changes in the exchange rates for such currencies into US dollars can increase or decrease revenues, operating profit, earnings and the carrying values of assets and liabilities.
The following table details the Company’s sensitivity to a 10% strengthening of other currencies against the US dollar, and the related impact on finance costs—other expense (income), net. For a 10% weakening of the other currencies against the US dollar, there would be an equal and opposite impact on finance costs—other expense, net.
The estimated increase (decrease) to finance cost-other expense (income), net from financial assets and financial liabilities resulting from a 10% strengthening of other currencies against the US dollar, everything else being equal, would be as follows:

	2018	2017
	USD$	USD$
Canadian dollar	(4,719)	(5,944)
Euro	(64)	(95)
Indian Rupee	(881)	227
	(5,664)	(5,812)

The Company's risk strategy with respect to its foreign currency exposure is that the Financial Risk Management Committee (i) monitors the Company's exposures and cash flows, taking into account the large extent of naturally offsetting exposures, (ii) considers the Company's ability to adjust its selling prices due to foreign currency movements and other market conditions, and (iii) considers borrowing under available debt facilities in the most advantageous manner, after considering interest rates, foreign currency exposures, expected cash flows and other factors.
Hedge of net investment in foreign operations
A foreign currency exposure arises from the Parent Company’s net investment in its USD functional currency subsidiary, IPG (US) Holdings Inc. The risk arises from the fluctuations in the USD and CDN current exchange rate, which causes the amount of the net investment to vary.
In 2018, the Parent Company completed the private placement of its USD denominated Senior Unsecured Notes which resulted in additional equity investments in IPG (US) Holdings Inc. The Senior Unsecured Notes are being used to hedge the Company’s exposure to the USD foreign exchange risk on this investment. Gains or losses on the retranslation of this borrowing are transferred to OCI to offset any gains or losses on translation of the net investment in the subsidiary. The Senior Unsecured Notes are included as a liability in the borrowings line on the consolidated balance sheet as of December 31, 2018.
There is an economic relationship between the hedged item and the hedging instrument as the net investment creates a translation risk that will match the foreign exchange risk on the USD borrowing designated as the hedging instrument. The Company has established a hedge ration of 1:1 as the underlying risk of the hedging instrument is identical to the hedge risk component. Hedge ineffectiveness will arise when the amount of the investment in the foreign subsidiary becomes lower than the amount of the fixed rate borrowing and is recorded in finance costs in other expense (income), net. To assess hedge effectiveness, the Parent Company determines the economic relationship between the hedging instrument and the hedged item by comparing changes in the carrying amount of the Senior Unsecured Notes that is attributable to a change in the current exchange rate, with changes in the investment in the foreign operation due to movements in the current exchange rate.
The amount related to items designated as hedging instruments in the hedge of a net investment are as follows for the year ended December 31, 2018:

	Notional Amount	Carrying Amount	Change in value used for calculating hedge ineffectiveness	Change in value of hedging instrument recognized in OCI	Hedge ineffectiveness recognized in earnings	Foreign exchange impact recognized in CTA
	$	$	$	$	$
Senior Unsecured Notes denominated in USD	250,000	245,252	(10,926)	(9,421)	(1,527)	22

The amounts related to items designated as hedged items are as follows for the year ended December 31, 2018:

	Change in value used for calculating hedge ineffectiveness	Foreign currency translation reserve
	$	$
Net investment in IPG (US) Holdings, Inc.	9,421	(9,421)

Interest Rate Risk
The Company is exposed to a risk of change in cash flows due to the fluctuations in interest rates applicable on its variable rate borrowings. The Company’s overall risk management objective is to minimize the long-term cost of debt, taking into account short-term and long-term earnings and cash flow volatility. The Company’s risk strategy with respect to its exposure associated with variable rate borrowings is that the Financial Risk Management Committee monitors the Company’s amount of variable rate borrowings, taking into account the current and expected interest rate environment, the Company’s leverage and sensitivity to earnings and cash flows due to changes in interest rates. The Company’s risk management objective at this time is to mitigate the variability in 30-day LIBOR and CDOR-based cash flows.
To help accomplish this objective, the Company entered into interest rate swap agreements as follows:

	Effective Date	Maturity	Notional amount		Settlement	Fixed interest rate paid
Qualifying cash flow hedges:			$			%
	June 8, 2017	June 20, 2022	40,000		Monthly	1.79
	July 21, 2017	July 18, 2022	CDN$36,000	(1)	Monthly	1.6825
	August 20, 2018	August 18, 2023	60,000		Monthly	2.045
Non-qualifying cash flow hedge:
	March 18, 2015	November 18, 2019	40,000		Monthly	1.61

(1)	The notional amount will decrease by CDN$18.0 million on July 18, 2021 and 2022.
On August 20, 2018, an interest rate swap agreement with a notional amount of $60.0 million and fixed interest rate of 1.1970% matured and was settled in full.
The interest rate swap agreements involve the exchange of periodic payments excluding the notional principal amount upon which the payments are based. If the underlying interest rate swap agreement is a qualifying cash flow hedge, these payments are recorded as an adjustment of interest expense on the hedged debt instruments and the related amount payable to or receivable from counterparties is included as an adjustment to accrued interest. Cash payments related to non-qualifying cash flow hedges are recorded as a reduction of the fair value of the corresponding interest rate swap agreement recognized in the balance sheet, which indirectly impacts the change in fair value recorded in earnings.
There is an economic relationship between the hedged item and the hedging instrument as the terms of the interest rate swap match the terms of the corresponding variable rate borrowing and it is expected that the value of the interest rate swap contracts and the value of the corresponding hedged items will systematically change in opposite direction in response to movements in the underlying interest rates. The Company has established a hedge ratio of 1:1 for the hedging relationships as the underlying risk of the interest rate swap is identical to the hedged risk component. The main source of hedge ineffectiveness which could exist in these hedge relationships is the effect of the counterparty and the Company’s own credit risk on the fair value of the interest rate swap contracts, which is not reflected in the fair value of the hedged item attributable to the change in interest rates.
The Company elects to use the hypothetical derivative methodology to measure the ineffectiveness of its hedging relationships in a given reporting period to be recorded in earnings. Under the hypothetical derivative method, the actual interest rate swaps would be recorded at fair value on the balance sheet, and accumulated OCI would be adjusted to a balance that reflects the lesser of either the cumulative change in the fair value of the actual interest rate swaps or the cumulative change in the fair value of the hypothetical derivatives. The determination of the fair values of both the hypothetical derivative and the actual interest rate swaps will use discounted cash flows based on the relevant interest rate swap curves. The amount of ineffectiveness, if any, recorded in earnings in finance costs in other expense (income), net, would be equal to the excess of the cumulative change in the fair value of the actual interest rate swaps over the cumulative change in the fair value of the hypothetical derivatives. Amounts previously included as part of OCI are transferred to earnings in the period during which the hedged item impacts net earnings.

The following table summarizes information regarding interest rate swap agreements designated as hedging instruments:

	Carrying amount included in other assets	Change in fair value of the hedging instrument recognized in OCI (1)	Change in deferred tax recognized in OCI	Amounts reclassified from cash flow hedging reserve to earnings		Balance in cash flow hedge reserve for continuing hedges	Balance remaining in cash flow hedge reserve from hedging relationship for which hedge accounting no longer applies
	$	$		$		$	$
December 31, 2018	2,266	970	463	(531)	(2)	2,177	313
December 31, 2017	2,139	2,358	(750)	—		1,588	—

(1)	The hedging gain recognized in OCI before tax is equal to the change in fair value used for measuring effectiveness. There is no ineffectiveness recognized in earnings.

(2)	Reclassification of unrealized gains from OCI as a result of discontinuation of hedge accounting for certain interest rate swap agreements.
As of December 31, 2018, and 2017, the impact on the Company’s finance costs in interest expense from a 1.0% increase in interest rates, assuming all other variables remained equal, would be an increase of approximately $1.2 million and $0.5 million, respectively.
Credit Risk
Credit risk results from the possibility that a loss may occur from the failure of another party to perform according to the terms of the contract. Generally, the carrying amount reported on the Company’s consolidated balance sheet for its financial assets exposed to credit risk, net of any applicable provisions for losses, represents the maximum amount exposed to credit risk.
Financial assets that potentially subject the Company to credit risk consist primarily of cash, trade receivables and supplier rebate receivables and other receivables.
Cash
Credit risk associated with cash is substantially mitigated by ensuring that these financial assets are primarily placed with major financial institutions. The Company performs an ongoing review and evaluation of the possible changes in the status and creditworthiness of its counterparties.
Trade receivables
There was one customer as of December 31, 2018 (three customers as of December 31, 2017) with trade receivables that accounted for more than 5% of the Company’s total trade receivables. These trade receivables were current as of December 31, 2018 and 2017. The Company believes its credit risk with respect to trade receivables is limited due to the Company’s credit evaluation process, reasonably short collection terms and the creditworthiness of its customers and credit insurance. The Company regularly monitors its credit risk exposures and takes steps to mitigate the likelihood of these exposures resulting in actual losses.
The following table presents an analysis of the age of trade receivables and related balance as of:

	December 31, 2018	December 31, 2017
	$	$
Current	105,556	91,736
Past due accounts not impaired
1 – 30 days past due	17,985	12,435
31 – 60 days past due	2,983	1,652
61 – 90 days past due	1,658	288
Over 90 days past due	1,103	523
	23,729	14,898
Allowance for expected credit loss	659	641
Gross accounts receivable	129,944	107,275

The Company’s allowance for expected credit loss reflects expected credit losses using a provision matrix model, supplemented by an allowance for individually impaired trade receivables. The provision matrix is based on the Company’s historic credit loss experience, adjusted for any change in risk of the trade receivable population based on credit monitoring indicators, and expectations of general economic conditions that might affect the collection of trade receivables. The provision matrix applies fixed provision rates depending on the number of days that a trade receivable is past due, with higher rates applied the longer a balance is past due. Trade receivables outstanding longer than the agreed upon payment terms are considered past due. The Company determines its allowance for individually impaired trade receivables by considering a number of factors, including notices of liquidation, information provided by credit monitoring services, the length of time trade receivables are past due, the customer’s current ability to pay its obligation to the Company, the customer’s history of paying balances when they are past due, historical results and the condition of the general economy and the industry as a whole. After considering the factors above, at December 31, 2018, the Company has determined there is no significant increase or decrease in its trade receivable credit risk since their initial recognition.
The Company writes off trade receivables when they are determined to be uncollectible and any payments subsequently received on such trade receivables are credited to the allowance for expected credit loss. Amounts are written-off based on the final results of bankruptcy or liquidation proceedings, as well as consideration of local statutes of limitations and other regulations permitting or requiring the write-off of trade receivables. The trade receivables written off during the year ended December 31, 2018 are not subject to enforcement activity.
The Company’s maximum exposure to credit risk at the end of the reporting period would be the gross accounts receivable balance shown in the table above. In general, the Company does not hold collateral with respect to its trade receivables.
The following table presents a continuity summary of the Company’s allowance for expected credit loss as of and for the years ended December 31:

	2018	2017
	$	$
Balance, beginning of year	641	254
Additions	296	1,095
Recoveries	(226)	(397)
Write-offs	(38)	(300)
Foreign exchange	(14)	(11)
Balance, end of year	659	641

Supplier rebates and other receivables
Credit risk associated with supplier rebates and other receivables is limited considering the amount is not material, the Company’s large size and diversified counterparties and geography.
Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial liabilities and obligations as they become due. The Company is exposed to this risk mainly through its borrowings, finance lease liabilities, accounts payable and accrued liabilities and its option liabilities. The Company finances its operations through a combination of cash flows from operations and borrowings.
Liquidity risk management serves to maintain a sufficient amount of cash and to ensure that the Company has financing sources for a sufficient authorized amount. The Company establishes budgets, cash estimates and cash management policies to ensure it has the necessary funds to fulfill its obligations for the foreseeable future.
The following maturity analysis for financial liabilities is based on the remaining contractual maturities as of the balance sheet date. The amounts disclosed reflect the contractual undiscounted cash flows categorized by their earliest contractual maturity date on which the Company can be required to pay its obligation.
The maturity analysis for financial liabilities and finance lease liabilities is as follows for the years ended:

	Non-controlling interest put options	Other borrowings	Interests on other borrowings	Finance lease liabilities	Accounts payable and accrued liabilities (1)	Total
	$	$	$	$	$	$
December 31, 2018
Current maturity	—	12,948	29,548	1,627	135,644	179,767
2020	—	13,631	29,360	839	—	43,830
2021	—	17,006	28,599	688	—	46,293
2022	—	18,780	28,005	2,914	—	49,699
2023	—	188,223	22,003	136	—	210,362
2023 and thereafter	10,499	250,826	48,806	34	—	310,165
	10,499	501,414	186,321	6,238	135,644	840,116

	Call option redemption liability	Other long-term borrowings	Interests on other borrowings	Finance lease liabilities	Accounts payable and accrued liabilities (1)	Total
	$	$	$	$	$	$
December 31, 2017
Current maturity	12,725	10,348	7,068	4,891	85,982	121,014
2019	—	257,116	6,703	1,047	—	264,866
2020	—	1,238	5,025	471	—	6,734
2021	—	1,278	4,512	406	—	6,196
2022	—	921	3,235	2,645	—	6,801
2022 and thereafter	—	1,381	1,341	—	—	2,722
	12,725	272,282	27,884	9,460	85,982	408,333

(1)	Excludes employee benefits
As of December 31, 2018, the Company had $18.7 million of cash and $375.1 million of loan availability (comprised of committed funding of $368.5 million and uncommitted funding of $6.6 million), yielding total cash and loan availability of $393.9 million compared to total cash and loan availability of $186.6 million as of December 31, 2017. The increase in cash and loan availability is primarily due to increased capacity under the 2018 Credit Facility and the issuance of the $250 million Senior Unsecured Notes in October, 2018.
Price Risk
The Company’s price risk arises from changes in its raw material prices. A significant portion of the Company’s major raw materials are by-products of crude oil and natural gas and as such, prices are significantly influenced by the fluctuating underlying energy markets. The Company’s objectives in managing its price risk are threefold: (i) to protect its financial result for the period from significant fluctuations in raw material costs, (ii) to anticipate, to the extent possible, and plan for significant changes in the raw material markets, and (iii) to ensure sufficient availability of raw material required to meet the Company’s manufacturing requirements. In order to manage its exposure to price risks, the Company closely monitors current and anticipated changes in market prices and develops pre-buying strategies and patterns and seeks to adjust its selling prices when market conditions permit. Historical results indicate management’s ability to rapidly identify fluctuations in raw material prices and, to the extent possible, incorporate such fluctuations in the Company’s selling prices.
As of December 31, 2018, all other parameters being equal, a hypothetical increase of 10% in the cost of raw materials, with no corresponding sales price adjustments, would result in an increase in cost of sales of $53.6 million ($45.2 million in 2017). A similar decrease of 10% will have the opposite impact.
Capital Management
The Company manages its capital to safeguard the Company’s ability to continue as a going concern, provide sufficient liquidity and flexibility to meet strategic objectives and growth and provide adequate return to its shareholders, while taking into consideration financial leverage and financial risk.
The capital structure of the Company consists of cash, borrowings and equity. A summary of the Company’s capital structure is as follows for the years ended:

	December 31, 2018	December 31, 2017
	$	$
Cash	18,651	9,093
Borrowings	499,985	279,463
Total equity	261,428	254,722

The Company manages its capital structure in accordance with its expected business growth, operational objectives and underlying industry, market and economic conditions. Consequently, the Company will determine, from time to time, its capital requirements and will accordingly develop a plan to be presented and approved by its Board of Directors. The plan may include the repurchase of common shares, the issuance of shares, the payment of dividends and the issuance of new debt or the refinancing of existing debt.